Exhibit 10.22

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

AMENDMENT ONE TO THE

EXCLUSIVE LICENSE

(CMCC-10665)

This amendment is made and entered into as of May 12, 2011 (the “Amendment”) by and between Children’s Medical Center Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having offices located at 300 Longwood Avenue, Boston, MA (“CMCC”) and InVivo Therapeutics Corporation, a business corporation organized and existing under the laws of the State of Delaware and having its principal office at One Broadway, 14th Floor, Cambridge, MA “Licensee”).

WHEREAS, CMCC and Licensee have entered into that certain Exclusive License Agreement with an effective date of July 2, 2007 and identified as agreement number CMCC-6748 (the “Agreement”);

WHEREAS CMCC and Licensee wish to amend such Agreement through this Amendment; and

WHEREAS the Agreement otherwise remains unchanged.

In consideration of these premises and of the mutual promises set forth below, the parties agree to amend the Agreement as follows:

Amendments to the Agreement:

1. Article I. Definitions, Paragraph F of the Agreement, “Field of Use”, is hereby deleted in its entirety and replaced as follows:

F.	“Field of Use” shall mean the following three subfields: i) treatment of nerve injury of the central nervous system including the brain, and spinal cord; ii) treatment of nerve injury of the retina and the cranial nerves; and iii) treatment of the following pathologic conditions: nerve root impingement from musculoskeletal elements, demyelinated tissue, damage to neural elements exiting the spinal cord and lumbosacral region of spinal cord by administering a Licensed Product to the peripheral nerves in the intraspinal location, foraminal and extraspinal areas, extrapyramidal regions, areas of peripheral bony impingement, and for repair or treatment of neural elements following damage from prostate surgery; excluding the development and commercialization of tissue engineered products for human and animal therapeutics in the field of genitourinary.

2. In consideration for expanding the Field of Use, Licensee shall pay to CMCC a license amendment fee of $[****] within thirty (30) days of the full execution of this Amendment in addition to any other payments due under the Agreement and/or this Amendment.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

3. In each of the following paragraphs, the term “Development Plan” shall be replaced with the terms “Development Plan and Commercialization Plan”:

Article II, Paragraph A

Article III, Paragraphs C, F and G

Article V, Paragraphs C and D

4. Article III Due Diligence and Related Matters, Paragraph B of the Agreement, is hereby deleted in its entirety and replaced as follows:

B.	The parties acknowledge that Licensee had provided to CMCC prior to the date of execution of the Agreement an initial written development plan setting forth for a period of five (5) years beginning July 2, 2007, projections for the initial indications and markets for Licensed Products and Licensed Processes for the subfield of Spinal Cord Injury in the Field of Use. Licensee represents that Licensee has used diligent efforts during the first three (3) years of the Agreement as described in Article III, Section D of the Agreement of having (i) raised and allocated a cumulative total of investment capital and/or research and development funds of at least $[****] during the year of September 26, 2006 and September 26, 2007 and (ii) expended at least $[****] to implement such initial development plan. The parties acknowledge that Licensee has provided to CMCC prior to the date of execution of this Amendment a written development plan (“Development Plan”) setting forth for a period of two (2) years beginning November 16, 2010, projections for the initial indications and markets for Licensed Products and Licensed Processes in the Field of Use, including (i) time-delimited targets for pre-clinical development, clinical trials, regulatory approval, manufacturing and marketing that represent reasonable efforts, consistent with industry norms for similar technology and applications, to bring Licensed Products to the marketplace; and (ii) actual or projected financial resources and/or strategic alliances that will be required to implement the Development Plan and (iii) identified project management structure calculated to meet the objectives and commitments in the Development Plan. The Development Plan is attached hereto as Appendix 2 and is hereby incorporated herein by reference. In addition, prior to submission of the first regulatory filing relating to the first Licensed Product, but in any event no later than July 2, 2012, which is five years from the Effective Date of the Agreement, Licensee shall submit a commercialization plan (“Commercialization Plan”) setting forth projected (i) time delimited commercialization milestones for bringing Licensed Products to the marketplace and (ii) strategic alliances (including but not limited to alliances with Distributors) required to achieve the goals outlined in the Commercialization Plan. The Commercialization Plan shall be attached to the Agreement as Appendix 3.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

5. Article IV Paragraph A.3 of the Agreement, is hereby deleted in its entirety and replaced as follows:

3. Licensee shall make the following payments to CMCC upon the occurrence of the following events (“Milestones”):

(a)	$[****] upon the filing with the United States Food and Drug Administration (“FDA”) of the first Investigational New Drug (“IND”) application, Investigational Device Exemption (“IDE”) application, or comparable application for the first_Licensed Product in the first subfield of the Field of Use, and $[****] for filing such an application for the first_Licensed Products in each of the second and third subfields of the Field of Use;

(b)	$[****] upon the enrollment of the first patient in Phase II testing of the first Licensed Product in the first subfield of the Field of Use, and $[****] for enrollment of the first patient in phase II testing of the first_Licensed Products each of the second and third subfields of the Field of Use;

(c)	$[****] upon the enrollment of the first patient in Phase III testing of the first Licensed Product in the first subfield of the Field of Use, and $[****] for the enrollment of the first patient in Phase III testing of the first Licensed Products each of the second and third subfields of the Field of Use;

(d)	$[****] upon filing with the FDA of each first New Drug Application (“NDA”), 510(k) application, Pre-Market Approval (“PMA”) application or PMA Supplement, or BLA, or comparable application in each of the three subfields of the Field of Use;

(e)	$[****] upon approval fby the FDA of the first NDA, 510(k), PMA or PMA Supplement, BLA, or comparable application within the United States with respect to any Licensed Product;

(f)	$[****] upon first marketing approval in the first country outside of the United States; and

(g)	Running royalties in an amount equal to [**] percent ([**]%) of Net Sales of Licensed Products used, leased or sold by and/or for Licensee (including its Affiliates).

6. Article VI Patent Prosecution, Paragraph B of the Agreement, is hereby deleted in its entirety and replaced as follows:

B.	Licensee shall reimburse CMCC for all patent costs, past, present and future incurred by CMCC for the preparation, filing, prosecution and maintenance of patents underlying the Patent Rights. Licensee shall pay such costs for the patents and applications in Appendix 1A within thirty (30) days after receipt of an invoice covering such costs. Upon request of CMCC, and only upon such CMCC request, Licensee agrees to have CMCC’s patent counsel directly bill Licensee and Licensee shall directly pay such invoices in compliance with such counsel’s customary business terms, but in any event not greater than thirty (30) days from receipt of invoice which is not disputed in good faith. If Licensee elects to no longer pay the expenses of a patent application or patent included within Patent Rights, Licensed Products or Licensed Processes, Licensee shall notify CMCC, and MIT (at the address specified below), not less than sixty (60) days prior to such action and shall thereby surrender its rights under such patent or patent application. Such notice shall not relieve Licensee from responsibility to reimburse CMCC for patent-related expenses incurred prior to the expiration of the (60)-day notice period (or such longer period specified in Licensee’s notice). CMCC and MIT shall each then be free to license its rights to that patent or patent application to any other party on any other terms. Notice to MIT described herein shall be sent consistent with Article XV to:

Massachusetts Institute of Technology

Technology Licensing Office, Room NE18-501

One Cambridge Center, Kendall Square

Cambridge, MA 02142-1601

Attention: Director

Tel: 617-253-6966

Fax: 617-258-6790

7. Article VI Patent Prosecution, Paragraph D of the Agreement, is hereby deleted in its entirety and replaced as follows:

D. MIT shall prepare, file, prosecute, and maintain all of the Patent Rights in Appendix 1B. Licensee shall reimburse MIT, as enumerated in Articles VI(D)(i), VI(D)(ii), and VI(D)(iii) below, for patent costs, past, present and future incurred by MIT for the preparation, filing, prosecution and maintenance of patents underlying the Patent Rights in Appendix 1B. MIT shall directly submit invoices for payment to Licensee. Licensee shall reimburse all amounts due pursuant to this Section within thirty (30) days of invoicing. Any payments by Licensee that are not paid on or before the date such payments are due under this Article VI( D) shall bear interest, to the extent permitted by law, at two percentage points above the Prime Rate of interest as reported by the Federal Reserve Bank of St. Louis on the date payment is due. In all instances, MIT shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

(i) Payment of Patent Costs Incurred by MIT from July 2, 2007 through May 12, 2011. Licensee shall be responsible for payment of Twenty Five Percent (25%) of the total patent costs incurred by MIT from the Effective Date through May 12, 2011, for the Patent Rights in Appendix 1B.

(ii) Additional Payment of Patent Costs Incurred Prior to May 12, 2011. In addition to the amounts due in Article VI(D)(i), Licensee shall be responsible for payment of One Hundred Percent (100%) of the total unreimbursed patent costs incurred by MIT prior to May 12, 2011, for the Patent Rights in Appendix 1B. The amount due under this section VI(D)(ii), shall not exceed Fifty Thousand dollars ($50,000).

(iii) Payment of Patent Costs Incurred by MIT on and After May 12, 2011

For the purpose of this section, “Co-Licensed Cases” shall mean CMCC Case 23 (MIT Case 4973) and CMCC Case 30 (MIT Case 4279)

(a)	Co-Licensed Cases. Licensee shall be responsible for payment of Fifty Percent (50%) of the total unreimbursed patent costs incurred by MIT on and after May 1, 2011, for the Patent Rights in the Co-Licensed Cases. As of May 1, 2011, there is another licensee paying Fifty Percent (50%) of the total unreimbursed patent costs incurred by MIT for the Patent Rights in the Co-Licensed Cases (“Third Party”). In the event that the Third Party abandons its rights to the Co-Licensed Cases, Licensee shall pay One Hundred Percent (100%) of the costs of the Co-Licensed Cases from the date of abandonment of such rights by the Third Party.

(b)	Patent Rights listed in Appendix 1B except for Co-Licensed Cases. Licensee shall be responsible for payment of One Hundred Percent (100%) of the total unreimbursed patent costs incurred by MIT on and after May 1, 2011, for the Patent Rights in Appendix 1B (excluding the Co-Licensed Cases).

8. Article XV. Payments, Notices, And Other Communications, notice to Licensee shall be made to the following:

Attn: Chief Executive Officer

InVivo Therapeutics Corporation

One Broadway, 14th Floor

Cambridge, MA 02142

9. The following two (2) sentences are hereby added as the last sentences to Article III, Paragraph G of the Agreement:

The parties acknowledge and agree that the Field of Use is comprised of the three (3) subfields identified as i) through iii) in the definition thereof (each a “Subfield”). If Licensee fails to meet a requirement set forth in the Development Plan and/or Commercialization Plan pertaining to a Subfield and CMCC terminates the rights granted to Licensee in accordance with this Paragraph G, such termination of rights shall apply only to such Subfield and not to any other Subfields which license granted under such Subfields shall continue pursuant to the terms of the Agreement. For clarity, any loss of Subfields under this section does not relieve Licensee of obligations under this agreement in any other Subfields.

10 Appendix 1A shall be deleted and replaced in its entirety with Appendix 1A of this Amendment One.

11. Appendix 1B shall be deleted and replaced in its entirety with Appendix 1B of this Amendment One.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and duly executed this Amendment the day and year set forth below.

CHILDREN’S MEDICAL CENTER CORPORATION		INVIVO THERAPEUTICS CORPORATION

By	/s/ Erik Halvorsen	By	/s/ Frank Reynolds
	Erik Halvorsen Ph.D.		Frank Reynolds
	Director of Technology & Business Development		Chief Executive Officer

Date	5-25-11	Date	May 12 2011

Appendix 1A: Patent Rights

The following patents and patent applications based on CMCC case 1455 (M.I.T. Case

Number 12084) and CMCC case 1456 (M.I.T. Case 13490Q):

Country	Serial Number	Filing Date	Status	Issue Date
U.S.	60/794,986	4/25/2006	Expired	00/00/00
U.S.	11/789,538	4/25/2007	Pend	00/00/00
U.S.	12/186,346	8/5/2008	Pend	00/00/00
PCT	PCT/US08/72226	8/5/2008	Expired	00/00/00
Australia	2008360388	8/5/2008	Pend	00/00/00
Brazil	TBA-BR	8/5/2008	Pend	00/00/00
Canada	TBA-CA	8/5/2008	Pend	00/00/00
China	TBA-CN	8/5/2008	Pend	00/00/00
India	TBA-IN	8/5/2008	Pend	00/00/00
Japan	TBA-JP	8/5/2008	Pend	00/00/00
Singapore	TBA-SG	8/5/2008	Pend	00/00/00
South Korea	10-2011-7005148	8/5/2008	Pend	00/00/00
EPO	EP-TBA	8/5/2008	Pend	00/00/00
PCT	PCT/US07/067403	4/25/2007	Expired	00/00/00
Australia	TBA- AU	4/25/2007	Pend	00/00/00
Brazil	PI 0709638-0	10/23/2008	Pend	00/00/00
Canada	2650804	4/25/2007	Pend	00/00/00
China	200780022752.6	4/25/2007	Pend	00/00/00
India	TBA	10/24/2008	Pend	00/00/00
Japan	0	10/23/2008	Pend	00/00/00
Singapore	200807854-5	4/25/2007	Pend	00/00/00
South Korea	10-2008-7028672	11/24/2008	Pend	00/00/00
EPO	7761270.3	4/25/2007	Pend	00/00/00
Hong Kong	9106081.8	4/25/2007	Pend	00/00/00

Appendix 1B: Additional Patent Rights

I.	United States Patents and Applications

CMCC Case No. 23 (M.I.T. Case No. 4973)

United States of America Patent No. 5804178, Issued September 8,1998

“IMPLANTATION OF CELL-MATRIX STRUCTURE ADJACENT MESENTERY, OMENTUM OR PERITONEUM TISSUE”

by Linda G. Griffith, Lynt Johnson, Robert S. Langer and Joseph P. Vacanti

CMCC Case No. 25 (M.I.T. Case No. 5573)

United States of America Patent No. 5514378, Issued May 7, 1996

“BIOCOMPATIBLE POLYMER MEMBRANES AND METHODS OF PREPARATION OF THREE DIMENSIONAL MEMBRANE STRUCTURES”

by Linda G. Griffith, Robert S. Langer, Antonios G. Mikos, Georgios Sarakinos and Joseph P. Vacanti

CMCC Case Nos. 20 and 30 (M.I.T. Case No. 4279)

United States of America Patent No. 5759830, Issued June 2, 1998

United States of America Patent No. 5770417, Issued June 23,1998

“THREE-DIMENSIONAL FIBROUS SCAFFOLD CONTAINING

ATTACHED CELLS FOR PRODUCING VASCULARIZED TISSUE IN VIVO”

by Robert S. Langer and Joseph P. Vacanti

United States of America Patent No. 5770193, Issued June 23, 1998 “PREPARATION OF THREE-DIMENSIONAL FIBROUS SCAFFOLD CONTAINING ATTACHED CELLS FOR PRODUCING VASCULARIZED TISSUE IN VIVO”

by Robert S. Langer and Joseph P. Vacanti

CMCC Case No. 26 (M.I.T. Case No. 5729)

United States of America Patent No. 6309635, Issued October 30, 2011

“PREVASCULARIZED POLYMERIC IMPLANTS FOR ORGAN TRANSPLANTATION”

by James C. Gilbert, Donald E. Ingber, Robert S. Langer, James E. Stein and Joseph P. Vacanti

CMCC Case No. 389 (M.I.T. Case No. 6560)

United States of America Patent No. 7462471, Issued December 9, 2008

“POROUS BIODEGRADABLE POLYMERIC MATERIALS FOR CELL TRANSPLANTATION”

by Linda G. Griffith, Robert S. Langer, Antonios G. Mikos, Georgios Sarakinos and Joseph P. Vacanti

CMCC Case No. 415 (M.I.T. Case No. 6798)

United States of America Patent No. 6281015, Issued August 28, 2001

“LOCALIZED DELIVERY OF FACTORS ENHANCING SURVIVAL OF TRANSPLANTED CELLS”

by Robert S. Langer, David J. Mooney and Joseph P. Vacanti

CMCC Case No. 505 (M.I.T. Case No. 7138)

United States of America Patent No. 6095148, Issued August 1, 2000

“NEURONAL STIMULATION USING ELECTRICALLY CONDUCTING POLYMERS”

by Robert S. Langer, Christine E. Schmidt, Venkatiam P. Shastri and Joseph P. Vacanti

M.I.T. Case No. 6984

United States of America Patent No. 5654381, Issued August 5, 1997

“FUNCTIONALIZED POLYESTER GRAFT COPOLYMERS”

by Jeffrey S. Hrkach, Robert S. Langer and Noah Lotan

M.I.T. Case No. 13525 (CMCC Case No. 26)

United States of America Patent No. 6689608, Issued February 10, 2004

United States of America Serial No. 12/218448, Filed July 15, 2008

“POROUS BIODEGRADABLE POLYMERIC MATERIALS FOR CELL TRANSPLANTATION”

by Linda G. Griffith, Robert S. Langer, Antonios G. Mikos, Georgios Sarakinos and Joseph P. Vacanti

II.	International (non-U.S.) Patents and Applications

CMCC Case No. 26 (M.I.T. Case No. 5729)

European Patent Convention Patent No. 0610423, Issued May 7, 1997

Japan Patent No. 3524919, Issued February 20, 2004

Austria Patent No. 0610423, Issued May 7, 1997

Belgium Patent No. 0610423, Issued May 7, 1997

France Patent No. 0610423, Issued May 7, 1997

Germany Patent No. 69219613, Issued May 7, 1997

Italy Patent No. 0610423, Issued May 7, 1997

Luxembourg Patent No. 0610423, Issued May 7,1997

Netherlands Patent No. 0610423, Issued May 7, 1997

Sweden Patent No. 0610423, Issued May 7, 1997

United Kingdom Patent No. 0610423, Issued May 7, 1997

“PREVASCULARIZED POLYMERIC IMPLANTS FOR ORGAN TRANSPLANTATION”

by James C. Gilbert, Donald E. Ingber, Robert S. Langer, James E. Stein and Joseph P. Vacanti

CMCC Case No. 30 (M.I.T. Case No. 4279)

Canada Patent No. 1340581, Issued June 8, 1999

“CHIMERIC NEOMORPHOGENESIS OF ORGANS BY CONTROLLED CELLULAR IMPLANTATION USING ARTIFICIAL MATRICES”

by Robert S. Langer and Joseph P. Vacanti

CMCC Case No. 415 (M.I.T. Case No. 6798)

European Patent Convention Patent No. 0794790, Issued April 17, 2002

Japan Patent No. 4361134, Issued August 21, 2009

Canada Patent No. 2207286, Issued October 7, 2003

Ireland Patent No. 0794790, Issued April 17, 2002

Belgium Patent No. 0794790, Issued April 17, 2002

Switzerland Patent No. 0794790, Issued April 17, 2002

Germany Patent No. 0794790, Issued April 17, 2002

Denmark Patent No. 0794790, Issued April 17, 2002

Spain Patent No. 0794790, Issued April 17, 2002

France Patent No. 0794790, Issued April 17, 2002

Austria Patent No. 0794790, Issued April 17, 2002

Greece Patent No. 3039884, Issued April 17, 2002

Sweden Patent No. 0794790, Issued April 17, 2002

Italy Patent No. 0794790, Issued April 17, 2002

Luxembourg Patent No. 0794790, Issued April 17, 2002

Monaco Patent No. 0794790, Issued April 17, 2002

Netherlands Patent No. 0794790, Issued April 17, 2002

Portugal Patent No. 0794790, Issued April 17, 2002

United Kingdom Patent No. 0794790, Issued April 17, 2002

“LOCALIZED DELIVERY OF FACTORS ENHANCING SURVIVAL OF TRANSPLANTED CELLS”

by Robert S. Langer, David J. Mooney and Joseph P. Vacanti

CMCC Case No. 505 (M.I.T. Case No. 7138)

New Zealand Patent No. 321886, Issued June 8, 2000

Japan Patent No. 4451929, Issued February 5,2010

South Korea Serial No. 98-703320, Filed October 31, 1996

Australia Patent No. 720275, Issued September 11, 2000

Canada Serial No. 2236749, Filed October 31, 1996

Japan Serial No. 2008-287194, Filed October 31, 1996

Japan Serial No. 2009-244981, Filed October 31, 1996

“NEURONAL STIMULATION USING ELECTRICALLY CONDUCTING POLYMERS”

by Robert S. Langer, Christine E. Schmidt, Venkatram P. Shastri and Joseph P. Vacanti

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Appendix 2

Development Plan

[****]